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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Earliest Event Reported: December 31, 1996


                         CAPSTONE CAPITAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                                  Maryland
                (State or Other Jurisdiction of Incorporation)


       1-11345                                          63-1115479
(Commission File Number)                   (I.R.S. Employer Identification No.)

                           1000 Urban Center Drive
                                  Suite 630
                          Birmingham, Alabama 35242
              (Address of Principal Executive Offices/Zip Code)

                                (205) 967-2092
                       (Registrant's Telephone Number)
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Item 7.  Financial Statements and Exhibits.

                The audited financial statements to be included in the Capstone Capital Corporation Annual Report to Shareholders for the Fiscal Year Ended December 31, 1996, and listed in the accompanying index to the consolidated financial statements are filed herewith as Exhibit 10.1

      Exhibits.

                10.1    Financial Statements for fiscal year ended December 31,
                        1996.

                10.2 Press Release of Capstone Capital Corporation, dated December 12, 1996.

                10.3 Press Release of Capstone Capital Corporation, dated January 8, 1997.

                10.4 Press Release of Capstone Capital Corporation, dated January 9, 1997.

                10.5 Press Release of Capstone Capital Corporation, dated February 9, 1997.

                23.1    Consent of KPMG Peat Marwick LLP.


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                                  Signature


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 4, 1997

                                     CAPSTONE CAPITAL CORPORATION

                                     By: /s/ Andrew L. Kizer
                                         ----------------------------
                                         Andrew L. Kizer, Vice-President,
                                         Chief Financial Officer,
                                         Secretary and Treasurer



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